Exhibit 21.1

SUBSIDIARIES OF TRULIEVE CANNABIS CORP.

Name	Jurisdiction of Formation/Organization
1237914 B.C. LTD	British Columbia Canada
181 S. Cook Industrial Parkway, LLC	Georgia
21708 State Road 54, LLC	Florida
450 Industry Road LLC	Pennsylvania
451 Industry Road LLC	Pennsylvania
805 Beach Breaks, Inc.	California
850 S. Main St., LLC	Connecticut
9275 W. Peoria, LLC	Arizona
938 Juanita, LLC	Arizona
Abedon Saiz, L.L.C.	Arizona
AD, LLC	Arizona
AgriMed Industries of PA, LLC	Delaware
AINA We Would LLC	Delaware
AINA-WW Hollywood LLC	Florida
Apache County Wellness, LLC	Arizona
AZ SEA Holdings, LLC	Arizona
AZ-DEL Holdings, LLC	Delaware
Banyan Acquisition Corp.	Arizona
Banyan Cultivation Management, LLC	Arizona
Banyan Farms, LLC	Arizona
Banyan IP, LLC	Arizona
Banyan Management Holdings, LLC	Arizona
Banyan Management Services, LLC	Arizona
Banyan Scientific, LLC	Arizona
Boulder RX Merger Sub Corp.	Colorado
BRDE5, LLC	Delaware
BRLS NV Properties V, LLC	Nevada
BRLS Properties AR-Little Rock, LLC	Delaware
BRLS Properties AR-Newport, LLC	Arkansas
BRLS Properties AZ-Casa Grande, LLC	Arizona
BRLS Properties AZ-Glendale, LLC	Arizona
BRLS Properties AZ-Mesa, LLC	Arizona
BRLS Properties AZ-Phoenix I, LLC	Arizona
BRLS Properties AZ-Phoenix II, LLC	Arizona
BRLS Properties AZ-Phoenix III, LLC	Arizona
BRLS Properties AZ-Tucson I, LLC	Arizona

Name	Jurisdiction of Formation/Organization
BRLS Properties AZ-Tucson II, LLC	Arizona
BRLS Properties AZ-Tucson III, LLC	Arizona
BRLS Properties AZ-W Bell Road, LLC	Arizona
BRLS Properties CA-Cathedral City, LLC	California
BRLS Properties CA-Grover Beach, LLC	California
BRLS Properties CA-Hanford, LLC	California
BRLS Properties CA-San Diego I, LLC	California
BRLS Properties CA-Santa Monica, LLC	California
BRLS Properties Co-Thornton, LLC	Colorado
BRLS Properties FL-Gainesville, LLC	Florida
BRLS Properties GA-Hogansville, LLC	Georgia
BRLS Properties I LLC	Arizona
BRLS Properties IL-Chicago I, LLC	Illinois
BRLS Properties MD-Hancock I, LLC	Maryland
BRLS Properties MD-Hancock II, LLC	Maryland
BRLS Properties MD-Lutherville, LLC	Maryland
BRLS Properties MO-Joplin, LLC	Missouri
BRLS Properties MO-Lake St. Louis, LLC	Missouri
BRLS Properties MO-Raymore, LLC	Missouri
BRLS Properties MO-St. Louis, LLC	Missouri
BRLS Properties MO-West Plains, LLC f/k/a BRLS Properties MO-St. Peters, LLC	Missouri
BRLS Properties NJ-Eatontown, LLC	New Jersey
BRLS Properties OH-Beavercreek, LLC	Ohio
BRLS Properties PA-Bethlehem, LLC	Pennsylvania
BRLS Properties PA-Reading II, LLC	Pennsylvania
BRLS Properties PA-SE, LLC	Delaware
BRLS Properties PA-Whitehall, LLC	Pennsylvania
BRLS Properties Tenant AZ-Central Ave., LLC	Arizona
BRLS Properties Tenant WA-Seattle 1, LLC	Washington
BRLS Tenant MD-Halethorpe LLC	Maryland
Byers Dispensary, Inc.	Arizona
Cardinal Calculations, LLC	Delaware
CBx Enterprises, LLC	Colorado
CBx Essentials, LLC	Nevada
CBx Sciences, LLC	Colorado
Chamounix Ventures LLC	Pennsylvania
Cochise County Wellness, LLC	Arizona
Core Four LLC	Arizona

Name	Jurisdiction of Formation/Organization
Dandelion Merger Sub Corp.	Colorado
Dream Steam LLC	Arizona
FAC, LLC	Arizona
Facilities Experts, LLC	Arizona
FL Holding Company LLC	Pennsylvania
Fort Mountain Consulting, LLC	Arizona
Franklin Labs, LLC	Pennsylvania
Frozen Lake, LLC	Arizona
Gila County Wellness, LLC	Arizona
Gogriz, LLC	Massachusetts
Graham County Wellness, LLC	Arizona
Green Desert Patient Center of Peoria, Inc.	Arizona
Green Sky Patient Center of Scottsdale North, Inc.	Arizona
Greenlee County Wellness, LLC	Arizona
Harvest Arkansas Holding, LLC	Arizona
Harvest Cheyenne Holdings, LLC	Nevada
Harvest Colorado Holding, LLC	Colorado
Harvest Connecticut Holding, LLC	Connecticut
Harvest DCP of Colorado, LLC	Colorado
Harvest DCP of Florida, LLC	Florida
Harvest DCP of Illinois, LLC	Illinois
Harvest DCP of Maryland, LLC	Maryland
Harvest DCP of Massachusetts, LLC	Massachusetts
Harvest DCP of Missouri, LLC	Missouri
Harvest DCP of Nevada, LLC	Nevada
Harvest DCP of New Jersey, LLC	New Jersey
Harvest DCP of Ohio, LLC	Ohio
Harvest DCP of Pennsylvania, LLC	Pennsylvania
Harvest DCP of Utah, LLC	Utah
Harvest Delta of Michigan, LLC	Michigan
Harvest Dispensaries, Cultivations & Production Facilities LLC	Arizona
Harvest Enterprises, Inc.	Delaware
Harvest Grows Management, LLC FKA BRLS OH Properties IV, LLC	Ohio
Harvest Grows Properties, LLC	Ohio
Harvest HaH WA, Inc.	Delaware
Harvest Health & Recreation Inc.	British Columbia Canada
Harvest Holdings of Missouri, LLC	Missouri
Harvest IP Holdings, LLC	Arizona

Name	Jurisdiction of Formation/Organization
Harvest Maryland Holding, LLC	Maryland
Harvest Mass Holding I, LLC	Arizona
Harvest Michigan Holding, LLC	Arizona
Harvest MO Management, LLC	Missouri
Harvest New York Holding, LLC	New York
Harvest of California LLC	California
Harvest of Colorado, LLC	Colorado
Harvest of Culver City LLC	California
Harvest of Farmersville LLC	California
Harvest of Maryland, Inc.	Maryland
Harvest of Merced, LLC	California
Harvest of Moreno Valley LLC	California
Harvest of Napa, Inc.	California
Harvest of Nevada (Decatur LV), LLC	Nevada
Harvest of North Central PA, LLC	Pennsylvania
Harvest of Northeast PA, LLC	Pennsylvania
Harvest of Northwest PA, LLC	Pennsylvania
Harvest of Ohio Management, LLC	Ohio
Harvest of PA Management, LLC	Pennsylvania
Harvest of San Bernardino, LLC	California
Harvest of San Diego LLC f/k/a Harvest of San Diego I, LLC	California
Harvest of San Luis Obispo, LLC	California
Harvest of Santa Monica, LLC	California
Harvest of Sonoma, LLC	California
Harvest of South Central PA, LLC	Pennsylvania
Harvest of Southeast PA, LLC	Pennsylvania
Harvest of Southwest PA, LLC	Pennsylvania
Harvest of Towson, LLC	Delaware
Harvest of Venice, LLC	California
Harvest RE Holdings of AZ, LLC	Arizona
Harvest RE Holdings of CA, LLC	California
Harvest RE Holdings of FL, LLC	Florida
Harvest RE Holdings of Georgia, LLC	Georgia
Harvest RE Holdings of IL, LLC	Illinois
Harvest RE Holdings of NJ, LLC	New Jersey
Harvest RE Holdings of PA, LLC	Pennsylvania
Harvest RE Holdings of UT, LLC	Utah
Harvest RE Holdings of WA, LLC	Washington

Name	Jurisdiction of Formation/Organization
High Desert Healing, L.L.C.	Arizona
HofB, LLC	North Dakota
HofW, LLC	North Dakota
Holdings of Harvest CA, LLC	California
Hyperion Healing, LLC	California
Industrial Court L10, LLC	Delaware
Industrial Court L8, LLC	Delaware
Jessco White Consulting LLC	Arizona
Keystone Relief Centers LLC	Pennsylvania
Kwerles, Inc.	Arizona
La Paz County Wellness, LLC	Arizona
Leaf Holdings, LLC	Arizona
Leef Industries, LLC	California
Life Essence, Inc.	Massachusetts
Magnolia Farms, LLC	Arizona
Manufacturing and Agricultural Resource Staffing LLC	Florida
Maryland Licensing, LLC	Delaware
Medical Marijuana Research Institute LLC	Arizona
Medical Pain Relief, Inc.	Arizona
MMXVI Allocation, LLC	Arizona
Mohave Valley Consulting, LLC	Arizona
Mountaineer Holding LLC	West Virginia
Natural State Capital, LLC	Arkansas
Natural State Wellness Investments, LLC	Arkansas
Nature Med, Inc.	Arizona
Nirvana Merger Sub Corp.	Colorado
Nowak Wellness, Inc.	Arizona
Pahana, Inc.	Arizona
Patient Care Center 301, Inc.	Arizona
Pioneer Leasing & Consulting LLC	Pennsylvania
Purepenn LLC	Pennsylvania
Purple Harvest, LLC	Arizona
PurpleMed, Inc.	Arizona
Randy Taylor Consulting LLC	Arizona
Randy Taylor Consulting LLC	Oregon
Randy Taylor Consulting, LLC	Colorado
San Felasco Nurseries, Inc.	Florida
Santa Cruz County Wellness, LLC	Arizona

Name	Jurisdiction of Formation/Organization
SC1M, LLC	Delaware
Sherri Dunn, L.L.C.	Arizona
SMPB Management, LLC	Delaware
SMPB Retail, LLC	Pennsylvania
Solevo Wellness West Virginia LLC	West Virginia
Suns Mass Holdings, LLC	Delaware
Suns Mass II, LLC	Massachusetts
Suns Mass III, LLC	Massachusetts
Suns Mass IV, LLC	Massachusetts
Suns Mass V, LLC	Massachusetts
Suns Mass, Inc.	Massachusetts
Svaccha LLC	Arizona
Sweet 5, LLC	Arizona
TCC CO RE Holdings LLC	Colorado
Telogia Creek 1, LLC	Florida
Telogia Creek 2, LLC	Florida
The Giving Tree Wellness Center of Mesa, Inc.	Arizona
Trulieve AL, Inc.	Alabama
Trulieve Bristol, Inc.	Connecticut
Trulieve CA, Inc.	California
Trulieve Capps Highway LLC	Florida
Trulieve Centaury Way, LLC	Florida
Trulieve Chesaning LLC	Michigan
Trulieve CO, LLC	Colorado
Trulieve CT, Inc.	Connecticut
Trulieve DHS LLC	California
Trulieve East Main LLC	Connecticut
Trulieve GA, Inc.	Georgia
Trulieve Henry Avenue LLC	Florida
Trulieve Holdings, Inc.	Delaware
Trulieve Holyoke Holdings LLC	Massachusetts
Trulieve Huntington LLC	West Virginia
Trulieve Management LLC	Florida
Trulieve MD Cultivation, LLC f/k/a Harvest of Maryland Cultivation, LLC	Maryland
Trulieve MD Dispensary 1, LLC f/k/a AmediCanna Dispensary, LLC	Maryland
Trulieve MD Dispensary 2, LLC f/k/a CWS, LLC	Maryland
Trulieve MD Dispensary 3, LLC f/k/a Harvest of Maryland Dispensary, LLC	Maryland

Name	Jurisdiction of Formation/Organization
Trulieve MD Management, Inc.	Maryland
Trulieve MD, Inc.	Maryland
Trulieve MI, Inc.	Michigan
Trulieve NJ, Inc.	New Jersey
Trulieve NY, Inc.	New York
Trulieve OH, Inc.	Ohio
Trulieve PA Merger Sub 1 Inc.	Pennsylvania
Trulieve PA Merger Sub 3, LLC	Pennsylvania
Trulieve PA, LLC	Pennsylvania
Trulieve TX, Inc.	Texas
Trulieve VA, Inc.	Virginia
Trulieve Ventures LLC	Florida
Trulieve WV, Inc.	West Virginia
Trulieve, Inc.	Florida
Vulcan-Harvest, LLC	Delaware
Warehouse 13, LLC	Arizona
We Would Harvest, LLC	Florida
Yuma County Wellness, LLC	Arizona